UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2018 (January 14, 2018)

Fortune Valley Treasures, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-55555	32-0439333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19F, Lianhe Tower, 1069 Nanhai Ave,

Nanshan District, Shenzhen, 518000, China

(Address of Principal Executive Offices) (Zip Code)

(86) 75586961406

Registrant’s telephone number, including area code

(Former Name or Former Address

if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03: Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 14, 2018, the Board of Directors of Fortune Valley Treasures, Inc. (the “Company”) approved a change in the fiscal year end from a fiscal year ending August 31 to a fiscal year ending December 31. The Company expects to make the fiscal year change on a prospective basis and will not adjust operating results for prior periods. The change to the Company’s fiscal year will not impact the Company’s calendar year results for the year ended August 31, 2017. However, the change will impact the prior year comparability of each of the fiscal quarters and annual period in 2018 in future filings. The Company believes this change will provide numerous benefits, including aligning its reporting periods to be more consistent with potential subsidiary companies.

The new fiscal year commenced January 1, 2018.

The reporting periods and applicable reports for fiscal year 2018 are expected to be as follows:

FISCAL PERIOD	REPORTING PERIOD	REPORT TO BE FILED
Fiscal year 2017	January 1, 2017 to December 31, 2017	Annual Report on Form 10-K
First quarter of fiscal 2018	January 1, 2018 to March 31, 2018	Quarterly Report on Form 10-Q
Second quarter of fiscal 2018	April 1, 2018 to June 30, 2018	Quarterly Report on Form 10-Q
Third quarter of fiscal 2018	July 1, 2018 to September 30, 2018	Quarterly Report on Form 10-Q
Fiscal year 2018	January 1, 2018 to December 31, 2018	Annual Report on Form 10-K

Financial Impact

The Company expects the change in fiscal year end to have no financial impact on the 2018 quarterly and annual financial results.

Forward-Looking Statements

This press release contains forward-looking statements, particularly as related to, among other things, the business plans of the Company, statements relating to goals, plans and projections regarding the Company’s financial position and business strategy. The words or phrases “plans,” “would be,” “will allow,” “intends to,” “may result,” “are expected to,” “will continue,” “anticipates,” “expects,” “estimate,” “project,” “indicate,” “could,” “potentially,” “should,” “believe,” “think,” “considers” or similar expressions are intended to identify “forward-looking statements.” These forward-looking statements fall within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934 and are subject to the safe harbor created by these sections. Actual results could differ materially from those projected in the forward-looking statements as a result of a number of risks and uncertainties. Such forward-looking statements are based on current expectations, involve known and unknown risks, a reliance on third parties for information, transactions or orders that may be cancelled, and other factors that may cause our actual results, performance or achievements, or developments in our industry, to differ materially from the anticipated results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to differ materially from anticipated results include risks and uncertainties related to the fluctuation of local, regional, and global economic conditions, the performance of management and our employees, our ability to obtain financing, competition, general economic conditions and other factors that are detailed in our periodic reports and on documents we file from time to time with the Securities and Exchange Commission. Statements made herein are as of the date of this press release and should not be relied upon as of any subsequent date, and the Company specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences, developments, unanticipated events or circumstances after the date of such statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2018

Fortune Valley Treasures, Inc.

/s/ Lin Yumin
Lin Yumin
President, Secretary, Chief Executive Officer, Director